UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2007

Legg Mason Partners Inflation Management Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Inflation Management Fund

Annual Report  •  October 31, 2007

What’s

Inside

Fund Objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee

Legg Mason Partners Inflation Management Fund         I

judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.38%.

Despite a dramatic flight to quality in the latter part of the reporting period, both the high-yield bond market and the emerging market debt market generated solid results over the 12-month period ended October 31, 2007. During that time, the Citigroup High Yield Market Indexv returned 6.82%. While high-yield bond prices weakened significantly in June and July 2007, it was not enough to overcome low default rates, strong corporate profits and overall strong demand. In addition, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.07% during the reporting period. Overall solid demand, an expand-

II         Legg Mason Partners Inflation Management Fund

ing global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Effective June 18, 2007, the Fund’s Class I shares were closed to all shareholders and the share class was closed to all sales and exchanges.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Inflation Management Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Legg Mason Partners Inflation Management Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June 2007, two- and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review

For the 12 months ended October 31, 2007, Class A shares of Legg Mason Partners Inflation Management Fund, excluding sales charges, returned 7.39%. These shares underperformed the Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)vi, and the Lipper Treasury Inflation-Protected Securities Funds Category Average1 which returned 9.88% and 5.31%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 129 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         1

Performance Snapshot as of October 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Inflation Management Fund — Class A Shares	5.49%	7.39%

Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	6.74%	9.88%

Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	3.54%	5.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 5.02% over the six months ended October 31, 2007. Excluding sales charges, Class C shares returned 6.74% over the 12 months ended October 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ending October 31, 2007 for Class A and C shares were 2.16% and 1.72%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 1.16% and 0.78%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A and Class C shares were 1.56% and 2.05%, respectively.

Effective November 1, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares until February 28, 2009.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the Fund’s long durationvii versus the Fund’s benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), enhanced results as interest rates declined. In addition an overweight exposure to the Swedish Krona was a positive contributor to performance. Elsewhere, an allocation to the front end of the conventional, fixed coupon (non-inflation linked) market was beneficial to performance.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 135 funds for the six-month period and among the 129 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Inflation Management Fund 2007 Annual Report

What were the leading detractors from performance?

A. The Fund’s underweight exposures, relative to the benchmark, to the Australian Dollar, Canadian Dollar and British Pound detracted from performance during the reporting period. In addition, our opportunistic allocation to conventional, European fixed coupon bonds was a drag on performance as these securities underperformed their index-linked counterparts. Elsewhere, on an absolute basis, the Fund’s yield curve positioning was a negative as the yield curve steepened and longer-term issues generally underperformed their shorter-term counterparts. Finally, the Fund’s overweight exposure to investment grade credit, in particular securities in the Financials sector, detracted from results as these bonds underperformed.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Inflation Management Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with Inflation Protected Securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the prospectus for more information on risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclay’s World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. All maturities are included.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	5.49%	$1,000.00	$1,054.90	1.20%	$6.22

Class C	5.02	1,000.00	1,050.20	1.70	8.78

(1)	For the six months ended October 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11

Class C	5.00	1,000.00	1,016.64	1.70	8.64

(1)	For the six months ended October 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class C
Twelve Months Ended 10/31/07	7.39%	6.74%

Five Years Ended 10/31/07	3.50	N/A

Ten Years Ended 10/31/07	4.48	N/A

Inception* through 10/31/07	6.19	3.90

	With Sales Charges(3)
	Class A(4)	Class C
Twelve Months Ended 10/31/07	4.94%	6.74%

Five Years Ended 10/31/07	3.03	N/A

Ten Years Ended 10/31/07	4.24	N/A

Inception* through 10/31/07	6.04	3.90

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (10/31/97 through 10/31/07)	55.00%

Class C (Inception* through 10/31/07)	12.37

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

(4)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

*	The inception dates for Class A, and C shares are July 22, 1991 and October 12, 2004, respectively.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Inflation Management Fund vs. Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)† (October 1997 — October 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1997, assuming deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Face Amount†		Security	Value

SOVEREIGN BONDS — 56.0%
Australia — 2.9%
540,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20 (a)	$766,890

Canada — 3.3%
611,435	CAD	Government of Canada, Bonds, 4.000% due 12/1/31 (a)	875,051

France — 18.6%
875,482	EUR	French Treasury Note, 1.250% due 7/25/10 (a)	1,248,517
		Government of France:
110,000	EUR	5.750% due 10/25/32 (a)	186,669
71,236	EUR	1.800% due 7/25/40 (a)	96,383
		Bonds:
997,518	EUR	3.000% due 7/25/12 (a)	1,516,100
160,000	EUR	3.750% due 4/25/17 (a)	221,277
538,298	EUR	3.150% due 7/25/32 (a)	933,199
1,460,000	EUR	Strip Principal (STRIPS), zero coupon bond to yield 3.889% due 10/25/32 (a)	684,291

		Total France	4,886,436

Germany — 3.0%
568,293	EUR	Bundesrepublik Deutschland, 1.536% due 4/15/16 (a)	789,648

Japan — 4.3%
130,869,000	JPY	Government of Japan CPI Linked Bond, 1.100% due 9/10/16 (a)	1,134,406

Sweden — 3.6%
4,170,000	SEK	Government of Sweden, Bonds, 3.960% due 12/1/28 (a)	953,445

United Kingdom — 20.3%
		United Kingdom Treasury Gilt:
463,360	GBP	1.250% due 11/22/55 (a)	1,118,397
		Bonds:
50,000	GBP	2.500% due 5/20/09 (a)	271,971
100,000	GBP	2.500% due 8/23/11 (a)	579,919
275,000	GBP	2.500% due 4/16/20 (a)	1,541,660
362,000	GBP	6.296% due 7/22/30 (a)	1,774,118
28,000	GBP	4.250% due 6/7/32 (a)	55,146

		Total United Kingdom	5,341,211

		TOTAL SOVEREIGN BONDS (Cost — $13,510,360)	14,747,087

CORPORATE BONDS & NOTES — 4.5%
Capital Markets — 0.5%
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (a)(b)	148,871

Commercial Banks — 0.9%
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	102,417
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15 (a)(c)(d)	126,162

		Total Commercial Banks	228,579

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         9

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value

Diversified Financial Services — 1.4%
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16 (c)(d)	$135,782
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17 (a)(c)(d)	131,949
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium Term Notes, 1.375% due 11/22/37 (a)	105,919

		Total Diversified Financial Services	373,650

Diversified Telecommunication Services — 0.4%
50,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18 (a)	96,801

Insurance — 1.0%
200,000	EUR	ELM BV, 5.252% due 5/29/16 (a)(c)(d)	276,079

Thrifts & Mortgage Finance — 0.3%
		Countrywide Financial Corp.:
70,000		6.250% due 5/15/16 (a)	55,800
20,000		Medium-Term Notes, 5.800% due 6/7/12 (a)	17,237

		Total Thrifts & Mortgage Finance	73,037

		TOTAL CORPORATE BONDS & NOTES (Cost — $1,194,354)	1,197,017

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.0%
U.S. Government Obligations — 2.0%
390,000		U.S. Treasury Bonds, 6.250% due 8/15/23 (a)	452,766
160,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.530% due 11/15/21 (a)	80,868

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $507,482)	533,634

U.S. TREASURY INFLATION PROTECTED SECURITIES — 31.6%
		U.S. Treasury Bonds, Inflation Indexed:
3,064,593		3.000% due 7/15/12 (a)	3,221,656
1,649,120		2.375% due 1/15/25 (a)	1,684,422
324,762		2.000% due 1/15/26 (a)	313,776
185,593		2.375% due 1/15/27 (a)	190,436
746,250		3.875% due 4/15/29 (a)	958,523
		U.S. Treasury Notes, Inflation Indexed:
126,786		3.875% due 1/15/09 (a)(e)	130,194
1,042,692		0.875% due 4/15/10 (a)	1,019,068
275,703		2.000% due 1/15/14 (a)	275,574
555,365		1.625% due 1/15/15 (a)	539,225

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,154,249)	8,332,874

Contracts

PURCHASED OPTIONS — 0.1%
117,500	EUR	Euribor Futures, Call @ $95.88, expires 12/07	0
32,500	EUR	Euribor Futures, Call @ $96.00, expires 12/08	0

See Notes to Financial Statements.

10         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Contracts		Security	Value

PURCHASED OPTIONS — 0.1% (continued)
60,000	EUR	Euribor Futures, Call @ $96.50, expires 6/08	$0
20,000	EUR	Euro-Bobl Futures, Call @ $108.00, expires 11/07	0
92,500		Eurodollar Futures, Call @ $95.50, expires 12/07	1,850
17,500		Eurodollar Futures, Call @ $95.75, expires 12/07	2,450
67,500		Eurodollar Futures, Call @ $95.75, expires 3/08	8,775
16,250	GBP	Libor Futures, Call @ $93.75, expires 6/08	0
41,250	GBP	Libor Futures, Call @ $94.00, expires 3/08	0
26,250	GBP	Libor Futures, Call @ $94.38, expires 3/08	0
5,000	GBP	Libor Futures, Call @ $94.50, expires 12/07	0
21,250	GBP	Libor Futures, Call @ $94.75, expires 6/08	0
15,000	GBP	Libor Futures, Call @ $94.75, expires 9/08	0
227,500	GBP	Libor Futures, Call @ $95.00, expires 12/07	0
17,500	GBP	Libor Futures, Call @ $95.00, expires 6/08	0
91,250	GBP	Libor Futures, Call @ $96.50, expires 3/09	0
24,000		U.S. Treasury Notes 10 Year Futures, Call @ $112.00, expires 11/07	3,375

		TOTAL PURCHASED OPTIONS (Cost — $31,400)	16,450

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $23,397,845)	24,827,062

Face Amount
SHORT-TERM INVESTMENT — 0.6%
Repurchase Agreement — 0.6%
$144,000		Morgan Stanley tri-party repurchase agreement dated 10/31/07, 4.800% due 11/1/07; Proceeds at maturity — $144,019; (Fully collateralized by U.S. government agency obligation, 0.000% due 2/4/08; Market value — $148,290) (Cost — $144,000) (a)	144,000

		TOTAL INVESTMENTS — 94.8% (Cost — $23,541,845#)	24,971,062
		Other Assets in Excess of Liabilities — 5.2%	1,380,030

		TOTAL NET ASSETS — 100.0%	$26,351,092

†	Face/contract amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, and foreign currency contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $23,685,640.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BOBI	— Bundes Obligationer
CAD	— Canadian Dollar
CPI	— Consumer Price Index
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         11

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $23,541,845)	$24,971,062
Foreign currency, at value (Cost — $688,074)	713,456
Cash	661
Receivable for open forward currency contracts	368,642
Receivable for securities sold	358,427
Interest receivable	182,732
Receivable from investment manager	91,246
Receivable from broker — variation margin on open futures contracts	61,738
Receivable for Fund shares sold	372
Prepaid expenses	16,103

Total Assets	26,764,439

LIABILITIES:
Payable for open forward currency contracts	306,075
Distributions payable	29,506
Distribution fees payable	5,670
Payable for Fund shares repurchased	1,029
Trustees’ fees payable	689
Accrued expenses	70,378

Total Liabilities	413,347

Total Net Assets	$26,351,092

NET ASSETS:
Par value (Note 6)	$24
Paid-in capital in excess of par value	25,957,200
Undistributed net investment income	510,656
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(1,566,464)
Net unrealized appreciation on investments, futures contracts and foreign currencies	1,449,676

Total Net Assets	$26,351,092

Shares Outstanding:
Class A	2,369,486

Class C	33,578

Net Asset Value:
Class A (and redemption price)	$10.97

Class C (and redemption price)	$10.97

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)(1)	$11.22

(1)	Class A shares maximum initial sales charge increased from 2.00 to 2.25% on November 20, 2006.

See Notes to Financial Statements.

12         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$861,763
Less: Foreign taxes withheld	(530)

Total Investment Income	861,233

EXPENSES:
Investment management fee (Note 2)	151,535
Legal fees	134,127
Shareholder reports (Note 4)	114,758
Distribution fees (Notes 2 and 4)	72,569
Audit and tax	42,927
Registration fees	42,576
Transfer agent fees (Note 4)	22,281
Trustees’ fees (Note 11)	10,978
Custody fees	7,792
Restructuring fees (Note 11)	2,572
Insurance	965
Miscellaneous expenses	7,723

Total Expenses	610,803
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(273,205)

Net Expenses	337,598

Net Investment Income	523,635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	392,431
Futures contracts	34,207
Options written	(24,896)
Foreign currency transactions	(145,382)

Net Realized Gain	256,360

Change in Net Unrealized Appreciation/Depreciation From:
Investments	920,109
Futures contracts	(36,467)
Foreign currencies	181,013

Change in Net Unrealized Appreciation/Depreciation	1,064,655

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	1,321,015

Increase in Net Assets From Operations	$1,844,650

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         13

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$523,635	$1,396,556
Net realized gain (loss)	256,360	(1,051,487)
Change in net unrealized appreciation/depreciation	1,064,655	750,750

Increase in Net Assets From Operations	1,844,650	1,095,819

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,312,540)	(1,411,276)
Net realized gains	—	(9,293)

Decrease in Net Assets From Distributions to Shareholders	(1,312,540)	(1,420,569)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,770,441	1,363,593
Reinvestment of distributions	918,104	998,192
Cost of shares repurchased	(8,482,402)	(7,600,436)

Decrease in Net Assets From Fund Share Transactions	(4,793,857)	(5,238,651)

Decrease in Net Assets	(4,261,747)	(5,563,401)
NET ASSETS:
Beginning of year	30,612,839	36,176,240

End of year*	$26,351,092	$30,612,839

* Includes undistributed net investment income of:	$510,656	$1,008,791

See Notes to Financial Statements.

14         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares(1)	2007		2006(2)		2005(2)		2004(2)	2003(2)
Net Asset Value, Beginning of Year	$10.72		$10.81		$10.85		$10.74	$10.91

Income (Loss) From Operations:
Net investment income	0.20		0.46		0.38		0.22	0.25
Net realized and unrealized gain (loss)	0.56		(0.08)		(0.18)		0.15	(0.12)

Total Income From Operations	0.76		0.38		0.20		0.37	0.13

Less Distributions From:
Net investment income	(0.51)		(0.47)		(0.24)		(0.24)	(0.24)
Net realized gains	—		(0.00	)(3)	—		(0.02)	—
Return of capital	—		—		—		—	(0.06)

Total Distributions	(0.51)		(0.47)		(0.24)		(0.26)	(0.30)

Net Asset Value, End of Year	$10.97		$10.72		$10.81		$10.85	$10.74

Total Return(4)	7.39%		3.68%		1.89%		3.52%	1.13%

Net Assets, End of Year (000s)	$25,983		$27,403		$32,076		$35,279	$43,365

Ratios to Average Net Assets:
Gross expenses	2.21	%(5)	1.58%		1.70%		1.41%	1.34%
Net expenses	1.21	(5)(6)(7)	1.19	(6)(7)	1.24	(6)(7)	1.37 (7)	1.34
Net investment income	1.93		4.35		3.49		2.01	2.29

Portfolio Turnover Rate	38%		171%		43%		80%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	Amount represents less than $0.005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19 % and 1.20%, respectively (Note 11).

(6)

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.20%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007		2006(2)		2005(2)	2004(2)(3)
Net Asset Value, Beginning of Year	$10.73		$10.81		$10.85	$10.80

Income (Loss) From Operations:
Net investment income (loss)	0.14		0.40		0.36	(0.05)
Net realized and unrealized gain (loss)	0.56		(0.06)		(0.21)	0.11

Total Income From Operations	0.70		0.34		0.15	0.06

Less Distributions From:
Net investment income	(0.46)		(0.42)		(0.19)	(0.00	)(4)
Net realized gains	—		(0.00	)(4)	—	(0.01)

Total Distributions	(0.46)		(0.42)		(0.19)	(0.01)

Net Asset Value, End of Year	$10.97		$10.73		$10.81	$10.85

Total Return(5)	6.74%		3.25%		1.38%	0.58%

Net Assets, End of Year (000s)	$368		$919		$1,263	$5

Ratios to Average Net Assets:
Gross expenses	2.66	%(6)	2.07%		2.07%	4.73	%(7)
Net expenses(8)	1.72	(6)(9)	1.70	(9)	1.70 (9)	1.73	(7)
Net investment income (loss)	1.36		3.74		3.35	(8.30	)(7)

Portfolio Turnover Rate	38%		171%		43%	80%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	For the period October 12, 2004 (inception date) to October 31, 2004.

(4)	Amount represents less than $0.005 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively (Note 11).

(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.70%.

See Notes to Financial Statements.

16         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate non-diversified investment fund of Legg Mason Partners World Funds, Inc. a Maryland Corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio, to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as

Legg Mason Partners Inflation Management Fund 2007 Annual Report         17

Notes to Financial Statements (continued)

“variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

18         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Legg Mason Partners Inflation Management Fund 2007 Annual Report         19

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,572	—	$(2,572)
(b)	288,198	$(288,198)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers.

20         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

During the year ended October 31, 2007, the Fund’s Class A and C shares had voluntary expense limitations in place of 1.20% and 1.70%, respectively. Effective November 1, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% and 1.40% for Class A and C shares, respectively, until February 28, 2009.

During the year ended October 31, 2007, LMPFA waived a portion of its investment management fee in the amount of $272,178. In addition, for the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $1,027.

Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 2.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00% to 2.25% for shares purchased on or after that date. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2007, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2007, CDSCs paid to LMIS and its affiliates on Class A shares were approximately $1,000.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$9,058,143	$1,421,285

Sales	9,861,681	5,636,650

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,438,914
Gross unrealized depreciation	(153,492)

Net unrealized appreciation	$1,285,422

During the year ended October 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding October 31, 2006	—	—
Options written	191	$41,792
Options closed	(142)	(30,437)
Options expired	(49)	(11,355)

Options written, outstanding October 31, 2007	—	—

At October 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Federal Republic of Germany 10 Year Bonds	12	12/07	$1,968,623	$1,967,523	$1,100
Japanese Government Bonds 10 Year	1	12/07	1,170,564	1,179,598	(9,034)
U.S. Treasury Bonds	4	12/07	452,050	450,375	1,675

Net Unrealized Loss					$(6,259)

22         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

At October 31, 2007, the Fund had open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	440,000	$407,608	11/7/07	$65,223
Australian Dollar	912,619	845,435	11/7/07	33,660
Canadian Dollar	406,823	428,334	11/7/07	9,791
Euro	170,000	245,977	11/7/07	10,575
Euro	1,436,083	2,077,899	11/7/07	88,450
Euro	100,000	144,692	11/7/07	2,642
Japanese Yen	145,312,827	1,261,511	11/7/07	41,748
Japanese Yen	36,510,560	316,961	11/7/07	(2,788)
Japanese Yen	18,180,000	157,827	11/7/07	(1,409)
British Pound	200,000	415,377	11/7/07	11,249
British Pound	62,901	130,638	11/7/07	2,405
British Pound	500,000	1,038,442	11/7/07	19,792
British Pound	464,081	963,843	11/7/07	19,437
Swedish Krona	3,269,437	514,034	11/7/07	19,227
Swedish Krona	1,563,082	245,754	11/7/07	4,165
Euro	70,000	101,380	2/12/08	1,970
Euro	352,152	510,019	2/12/08	9,240
Japanese Yen	36,510,560	320,410	2/12/08	(1,965)
Japanese Yen	74,342,827	652,419	2/12/08	(5,726)
British Pound	210,000	434,707	2/12/08	7,546
Swedish Krona	2,395,096	377,049	2/12/08	6,348

				$341,580

Contracts to Sell:
Australian Dollar	1,012,619	938,073	11/7/07	(46,614)
Australian Dollar	340,000	314,970	11/7/07	(9,892)
Canadian Dollar	406,823	428,334	11/7/07	(38,417)
Euro	100,000	144,692	11/7/07	(7,676)
Euro	120,000	173,631	11/7/07	(4,127)
Euro	90,000	130,223	11/7/07	(2,027)
Euro	90,000	130,223	11/7/07	(1,990)
Euro	783,931	1,134,286	11/7/07	(29,022)
Euro	100,000	144,692	11/7/07	(2,757)
Euro	70,000	101,284	11/7/07	(1,989)
Euro	352,152	509,537	11/7/07	(9,339)
Japanese Yen	26,880,000	233,355	11/7/07	(4,497)
Japanese Yen	18,180,000	157,827	11/7/07	(1,512)
Japanese Yen	14,650,000	127,182	11/7/07	3,809
Japanese Yen	29,440,000	255,579	11/7/07	2,418
Japanese Yen	74,342,827	645,396	11/7/07	5,592
Japanese Yen	36,510,560	316,961	11/7/07	1,909
British Pound	650,665	1,351,356	11/7/07	(11,168)
British Pound	130,000	269,995	11/7/07	(6,595)
British Pound	76,317	158,501	11/7/07	(4,502)
British Pound	160,000	332,301	11/7/07	(12,552)
British Pound	210,000	436,145	11/7/07	(7,746)

Legg Mason Partners Inflation Management Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: (continued)
Swedish Krona	1,563,082	$245,754	11/7/07	$(9,341)
Swedish Krona	874,341	137,467	11/7/07	(7,467)
Swedish Krona	2,395,096	376,567	11/7/07	(6,553)
Australian Dollar	912,619	840,450	2/12/08	(32,828)
Canadian Dollar	406,823	428,496	2/12/08	(9,911)
Euro	100,000	144,829	2/12/08	(2,613)
Japanese Yen	18,180,000	159,544	2/12/08	1,446
British Pound	464,081	960,664	2/12/08	(19,019)
Swedish Krona	1,563,082	246,069	2/12/08	(4,033)

				$(279,013)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$62,567

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$67,001	$21,534	$111,033
Class B*	531	190	342
Class C	4,708	500	3,193
Class O*	329	57	190

Total	$72,569	$22,281	$114,758

*	On November 20, 2006 Class B and O shares were converted to Class A shares.

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Investment Income:
Class A	$1,286,410	$1,270,869
Class B*	—	59,292
Class C	26,130	42,975
Class O*	—	38,140

Total	$1,312,540	$1,411,276

24         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Realized Gains:
Class A	—	$8,223
Class B*	—	455
Class C	—	339
Class O*	—	276

Total	—	$9,293

*	On November 20, 2006 Class B and O shares were converted to Class A shares.

6.	Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a Class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	246,782	$2,639,412	92,916	$981,688
Shares issued on reinvestment	84,453	895,669	83,024	885,857
Shares repurchased	(518,416)	(5,488,427)	(587,460)	(6,257,777)

Net Decrease	(187,181)	$(1,953,346)	(411,520)	$(4,390,232)

Class B*
Shares sold	—	—	16,960	$180,438
Shares issued on reinvestment	—	—	4,102	43,810
Shares repurchased	(129,466)	(1,386,862)	(54,852)	(586,372)

Net Decrease	(129,466)	$(1,386,862)	(33,790)	$(362,124)

Class C
Shares sold	12,265	$130,981	18,568	$198,001
Shares issued on reinvestment	2,116	22,435	3,774	40,315
Shares repurchased	(66,519)	(705,001)	(53,400)	(565,829)

Net Decrease	(52,138)	$(551,585)	(31,058)	$(327,513)

Class O*
Shares sold	5	$48	324	$3,466
Shares issued on reinvestment	—	—	2,643	28,210
Shares repurchased	(84,226)	(902,112)	(17,880)	(190,458)

Net Decrease	(84,221)	$(902,064)	(14,913)	$(158,782)

*	On November 20, 2006 Class B and O shares were converted to Class A shares.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class C
11/29/07	11/30/07	$0.040000	$0.035500

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006
Distributions Paid From
Ordinary Income	$1,312,540	$1,419,223
Net Long-term Capital Gains	—	1,346

Total Distributions Paid	$1,312,540	$1,420,569

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$616,558

Capital loss carryforward*	$(1,408,358)
Other book/tax temporary differences(a)	(120,213)
Unrealized appreciation/(depreciation)(b)	1,305,881

Total Accumulated Earnings/(Losses) — net	$393,868

*	During the taxable year ended October 31, 2007, the Fund utilized $25,923 of its capital loss carryover available from prior years. As of October 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2014	$(1,408,358)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then investment adviser or manager to the fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or

26         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

28         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *   *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies.

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

30         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Notes to Financial Statements (continued)

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Inflation Management Fund 2007 Annual Report         31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Inflation Management Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners World Funds, Inc.) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Inflation Management Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

32         Legg Mason Partners Inflation Management Fund 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Inflation Management Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Legg Mason Partners Inflation Management Fund         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None
Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

34         Legg Mason Partners Inflation Management Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Legg Mason Partners Inflation Management Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

36         Legg Mason Partners Inflation Management Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Legg Mason Partners Inflation Management Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

38         Legg Mason Partners Inflation Management Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	Monthly
Payable Date:	Monthly

Interest from Federal Obligations*	36.82%

*	This Fund has met the quarterly asset requirements for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Inflation Management Fund         39

Legg Mason Partners

Inflation Management Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Petit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Inflation Management Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD01358 12/07	SR07-463

Legg Mason Partners Inflation Management Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,000 in 2006 and $53,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $9,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $10,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	January 4, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	January 4, 2008